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                                  EXHIBIT 10.31
                                  -------------

                         TWELFTH AMENDMENT AND AGREEMENT
                         -------------------------------
                                       TO
                                       --
                              CONSIGNMENT AGREEMENT
                              ---------------------


         THIS TWELFTH AMENDMENT AND AGREEMENT TO CONSIGNMENT AGREEMENT is made as of the 29th day of JUNE, 2001, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with its principal offices at 111 Westminster Street, Providence, Rhode Island 02903 (the "Consignor") and MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation with its principal office at 115 South MacQuesten Parkway, Mount Vernon, New York 10550 (the "Consignee").

                                WITNESSETH THAT:

         WHEREAS, the Consignor and the Consignee are parties to a certain Consignment Agreement dated as of August 20, 1993, as previously amended by various amendments and letter agreements (as amended, the "Consignment Agreement") pursuant to which the Consignor agreed to consign precious metals to the Consignee from time to time for use in the Consignee's manufacturing operations; and

         WHEREAS, the parties hereto desire to amend the Consignment Agreement as hereinafter provided;

         NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein without definition shall have the meanings assigned by the Consignment Agreement.


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         2. Effective the date hereof, the definition of "Consignment Limit" in
Section 1 of the Consignment Agreement is amended in its entirety as follows:

            "Consignment Limit" shall mean:

                  (i) the lesser of (a) the Fair Market Value of Fifty Thousand
            (50,000) troy ounces of fine gold, or (b) Consigned Precious Metal with a Fair Market Value (or unpaid Purchase Price in the case of Consigned Precious Metal for which the Purchase Price has been agreed but for which payment has not been received by Consignor) equal to Fifteen Million ($15,000,000);

                  (ii) such limit as the Consignor and the Consignee may agree upon from time to time as evidenced by an amendment in substantially the form of Exhibit C attached hereto and made a part hereof or in such other form as the Consignor shall require; or

                  (iii) such other limit as the Consignor may approve in its sole discretion."

         3. All references to the "Consignment Agreement" in that certain Security Agreement dated August 20, 1993, as amended from time to time, by and among the Consignee, the Consignor, individually and as collateral agent for ABN AMRO Bank N.V., New York Branch; Credit Suisse First Boston, Consignor, and Paribas, and in any other documents or agreements by and between the parties hereto, shall from and after the effective date hereof refer to the Consignment Agreement, as previously amended and as amended hereby, and all obligations of the Consignee under the Consignment Agreement, as amended hereby, shall be secured by and entitled to the benefits of said Security Agreement and such other documents and agreements.

         4. Except as amended hereby, the Consignment Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

         IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                        MICHAEL ANTHONY JEWELERS, INC.


                                        By: /s/:  Michael A. Paolercio
                                             ----------------------------------
                                        Title: SVP and Treasurer
                                               ---------------------------------

                                        FLEET PRECIOUS METALS INC.


                                        By: /s/:  A. J. CAPUANO
                                             ----------------------------------
                                        Title: SVP
                                               --------------------------------

                                        By:
                                           ------------------------------------

                                        Title:
                                               ---------------------------------


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